Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2012

Boston Properties, Inc.

First Quarter 2012

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 100 Federal Street, Boston, MA)

Boston Properties, Inc.

First Quarter 2012

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals averages twenty-eight years of real estate experience and seventeen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2012)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidatedjoint ventures, other than the Value-Added Fund)	153
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	58.5 million
Common Shares and Units Outstanding (as converted, but excluding out performance plan units)	169.0 million
Dividend - Quarter/Annualized	$0.55/$2.20
Dividend Yield	2.10%
Total Combined Market Capitalization	$27.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2012

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Dr. Jacob A. Frenkel	Raymond A. Ritchey	Robert E. Pester
	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Matthew J. Lustig	Michael E. LaBelle	Robert E. Selsam
President and Director	Director	Senior Vice President, Chief Financial Officer	Senior Vice President and Regional Manager of New York
Lawrence S. Bacow	Alan J. Patricof
Director	Director, Chair of Audit Committee	Peter D. Johnston Senior Vice President and Regional Manager of Washington, DC	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Budinger	Martin Turchin
Director, Chair of Nominating & Corporate Governance Committee	Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger	David A. Twardock	Mitchell S. Landis	Arthur S. Flashman
Director	Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Princeton	Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael Walsh, Senior Vice President, Finance
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	at 617.236.3410 or
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	mwalsh@bostonproperties.com
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
High Closing Price	$107.57	$101.59	$112.36	$108.35	$95.92
Low Closing Price	$97.49	$84.72	$89.10	$93.91	$84.66
Average Closing Price	$102.95	$94.31	$102.48	$102.20	$92.04
Closing Price, at the end of the quarter	$104.99	$99.60	$89.10	$106.16	$94.85
Dividends per share - annualized	$2.20	$2.20	$2.00	$2.00	$2.00
Closing dividend yield -annualized	2.10%	2.21%	2.24%	1.88%	2.11%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding out performance plan units) (thousands) (1)	168,956	167,733	167,729	167,281	166,567
Closing market value of outstanding shares and units (thousands)	$17,738,690	$16,706,207	$14,944,654	$17,758,551	$15,798,880

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2012 will be announced according to the following schedule:

Second Quarter 2012	Tentatively July 31, 2012
Third Quarter 2012	Tentatively October 23, 2012
Fourth Quarter 2012	Tentatively January 29, 2013

Boston Properties, Inc.

First Quarter 2012

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
John Eade	Omotayo Okusanya	Tom Truxillo	George Hoglund
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
212.427.7500	212.336.7076	980.386.5212	212.908.9149

Jeffrey Spector / Jamie Feldman Bank of America Merrill Lynch 212.449.6329 / 212.449.6339	Mitch Germain JMP Securities 212.906.3546	Thomas Cook Citi Investment Research 212.723.1112	Karen Nickerson Moody’s Investors Service 212.553.4924

Ross Smotrich / Michael Lewis	Anthony Paolone / Joseph Dazio	John Giordano	Susan Madison
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.622.6682 / 212.622.6416	212.538.4935	212.438.4516

Sri Nagarajan / Evan Smith	Sheila McGrath / Kristin Brown	Mark Streeter
Cantor Fitzgerald	Keefe, Bruyette & Woods	J.P. Morgan Securities
212-915-1223 / 215-915-1220	212.887.7793 / 212.887.7738	212.834.5086

Michael Bilerman / Joshua Attie	Jordan Sadler / Craig Mailman	Thierry Perrein / Jason Jones
Citigroup Global Markets	KeyBanc Capital Markets	Wells Fargo
212.816.1383 / 212.816.1685	917.368.2280 / 917.368.2316	704.715.8455 / 704.715.7932

James Sullivan / Stephen Boyd	Robert Stevenson
Cowen and Company	Macquarie Research
646.562.1380 / 646.562.1382	212.857.6168

John Perry / Vin Chao	Paul Morgan / Chris Caton
Deutsche Bank Securities	Morgan Stanley
212.250.4912 / 212.250.6799	415.576.2627 / 415.576.2637

Michael Knott / Jed Reagan	David Rodgers / Mike Carroll
Green Street Advisors	RBC Capital Markets
949.640.8780 / 949.640.8780	440.715.2647 / 440.715.2649

David Harris	Alexander Goldfarb / James Milam
Imperial Capital	Sandler O’Neill & Partners
212.351.9429	212.466.7937 / 212.466.8066

Steve Sakwa / George Auerbach	John Guinee / Erin Aslakson
ISI Group	Stifel, Nicolaus & Company
212.446.9462 / 212.446.9459	443.224.1307 / 443.224.1350

Ross Nussbaum
UBS Securities
212.713.2484

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2012

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Selected Items:
Revenue	$447,662	$452,185	$451,772	$435,813	$417,214
Straight-line rent (1)	$21,929	$21,404	$23,075	$24,571	$21,073
Fair value lease revenue (1) (2)	$17,863	$19,756	$19,955	$20,537	$20,761
Revenue from residential units	$3,140	$2,440	$1,515	$221	$—
Company share of funds from operations from unconsolidated joint ventures	$34,842	$36,138	$36,960	$35,562	$35,041
Lease termination fees (included in revenue) (1)	$3,387	$7,168	$8,976	$231	$2,003
Ground rent expense (3)	$8,224	$4,897	$4,686	$2,405	$982
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$8,264	$9,815	$9,813	$9,657	$9,505
Capitalized interest	$11,201	$12,188	$13,004	$11,958	$11,239
Capitalized wages	$2,668	$2,856	$2,710	$2,876	$2,559
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	65.3%	66.3%	66.6%	67.5%	67.0%
Gains (losses) from early extinguishments of debt (5)	$767	$(1,494)	$—	$—	$—
Net income attributable to Boston Properties, Inc.	$64,632	$101,644	$70,542	$60,214	$40,813
Funds from operations (FFO) attributable to Boston Properties, Inc.	$166,943	$179,298	$190,274	$181,569	$159,980
FFO per share - diluted	$1.12	$1.21	$1.28	$1.23	$1.12
Net income attributable to Boston Properties, Inc. per share - basic	$0.44	$0.69	$0.48	$0.41	$0.29
Net income attributable to Boston Properties, Inc. per share - diluted	$0.43	$0.69	$0.48	$0.41	$0.29
Dividends per common share	$0.55	$0.55	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$119,909	$103,460	$162,496	$156,895	$127,782

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	2.88	2.99	3.29	3.16	2.90
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.57	2.64	2.85	2.77	2.57
FFO Payout Ratio (8)	49.11%	45.45%	39.06%	40.65%	44.64%
FAD Payout Ratio (9)	76.91%	88.41%	51.17%	52.84%	64.65%

	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Capitalization:
Common Stock Price @ Quarter End	$104.99	$99.60	$89.10	$106.16	$94.85
Equity Value @ Quarter End	$17,738,690	$16,706,207	$14,944,654	$17,758,551	$15,798,880
Total Consolidated Debt	$7,960,626	$8,704,138	$7,950,363	$7,941,643	$7,937,264
Total Consolidated Market Capitalization	$25,699,316	$25,410,345	$22,895,017	$25,700,194	$23,736,144
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	30.98%	34.25%	34.73%	30.90%	33.44%
BXP’s Share of Joint Venture Debt	$1,436,587	$1,433,687	$1,532,963	$1,534,029	$1,542,952
Total Combined Debt	$9,397,213	$10,137,825	$9,483,326	$9,475,672	$9,480,216
Total Combined Market Capitalization (11)	$27,135,903	$26,844,032	$24,427,980	$27,234,223	$25,279,096
Total Combined Debt/Total Combined Market Capitalization (11) (12)	34.63%	37.77%	38.82%	34.79%	37.50%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. For the three months ended March 31, 2012, the straight-line ground rent expense also includes a one-time adjustment of approximately $3.2 million. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $12,124, $12,084, $13,838, $12,859 and $9,704 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(5)	During the three months ended March 31, 2012, the Company recognized a net gain from early extinguishments of debt aggregating approximately $0.8 million comprised of (1) approximately $0.9 million from of the acceleration of the remaining balance of the historical fair value debt adjustment related to the repayment of the Company’s Bay Colony Corporate Center mortgage loan offset by (2) costs totaling approximately $0.1 million related to the redemption/repurchase of the remaining $576.2 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037. During the three months ended December 31, 2011, the Company recognized losses from early extinguishments of debt aggregating approximately $1.5 million consisting of (1) approximately $0.6 million related to the repurchase of $50.0 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037, (2) approximately $0.5 million related to the repayment of the Company’s Reservoir Place mortgage loan and (3) approximately $0.4 million related to the termination of the Company’s Atlantic Wharf construction loan facility.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

First Quarter 2012

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
ASSETS
Real estate	$12,937,143	$12,303,965	$12,031,660	$11,786,353	$11,567,294
Construction in progress (1)	870,006	818,685	899,302	982,318	681,342
Land held for future development	268,030	266,822	266,834	284,115	759,786
Less accumulated depreciation	(2,722,605)	(2,642,986)	(2,558,620)	(2,468,165)	(2,411,378)

Total real estate	11,352,574	10,746,486	10,639,176	10,584,621	10,597,044
Cash and cash equivalents (2)	591,196	1,823,208	1,063,024	780,584	747,305
Cash held in escrows (2)	30,697	40,332	36,759	302,439	305,692
Marketable securities	11,193	9,548	9,312	9,975	9,800
Tenant and other receivables, net	68,275	79,838	47,554	44,470	54,740
Related party notes receivable (3)	281,177	280,442	276,375	276,375	270,000
Interest receivable from related party notes receivable (3)	95,126	89,854	84,782	79,884	75,280
Accrued rental income, net	541,153	522,675	508,838	491,878	463,117
Deferred charges, net	500,957	445,403	441,700	449,014	449,076
Prepaid expenses and other assets	73,132	75,458	102,812	92,470	100,897
Investments in unconsolidated joint ventures	667,377	669,722	770,466	772,502	762,522

Total assets	$14,212,857	$14,782,966	$13,980,798	$13,884,212	$13,835,473

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (2)	$2,946,760	$3,123,267	$3,179,034	$3,181,469	$3,188,025
Unsecured senior notes, net of discount	3,865,369	3,865,186	3,016,986	3,016,837	3,016,743
Unsecured exchangeable senior notes, net of discount	1,148,497	1,715,685	1,754,343	1,743,337	1,732,496
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	165,441	155,139	143,694	145,811	145,362
Dividends and distributions payable	92,615	91,901	83,584	83,369	83,019
Accrued interest payable	97,997	69,105	89,555	62,046	88,070
Other liabilities	324,826	293,515	273,789	259,148	236,647

Total liabilities	8,641,505	9,313,798	8,540,985	8,492,017	8,490,362

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	51,537	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 149,384,341, 148,107,611, 147,627,247, 146,387,021 and 145,058,429 outstanding, respectively	1,494	1,481	1,476	1,464	1,451
Additional paid-in capital	5,050,547	4,936,457	4,916,440	4,846,003	4,771,659
Dividends in excess of earnings	(70,609)	(53,080)	(72,941)	(69,537)	(56,479)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(15,558)	(16,138)	(16,717)	(17,294)	(17,867)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,963,152	4,865,998	4,825,536	4,757,914	4,696,042
Noncontrolling interests:
Common units of the Operating Partnership	557,930	548,581	559,621	579,211	594,002
Property partnerships	(1,267)	(1,063)	(996)	(582)	(585)

Total equity	5,519,815	5,413,516	5,384,161	5,336,543	5,289,459

Total liabilities and equity	$14,212,857	$14,782,966	$13,980,798	$13,884,212	$13,835,473

(1)	Represents the portion of the Company’s consolidated development projects which qualify for interest capitalization.
(2)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million. This amount was fully secured by cash deposits included within the caption “Cash held in escrows.” On August 19, 2011, the mortgage loan was refinanced and the cash deposit was released to the Company.
(3)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building totaling $270.0 million and (2) two loans from the Company to the Company’s Value-Added Fund in maximum amounts aggregating $18.0 million, of which an aggregate net amount of approximately $11.2 million has been advanced as of March 31, 2012. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.

Boston Properties, Inc.

First Quarter 2012

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Revenue
Rental
Base Rent	$357,701	$357,860	$359,984	$347,853	$338,925
Recoveries from tenants	52,568	52,736	53,877	48,859	45,849
Parking and other	22,428	21,228	21,686	21,099	19,064

Total rental revenue	432,697	431,824	435,547	417,811	403,838
Hotel revenue	6,816	11,632	8,045	8,904	5,948
Development and management services	8,149	8,729	8,180	9,098	7,428

Total revenue	447,662	452,185	451,772	435,813	417,214

Expenses
Operating	90,085	88,126	89,889	82,729	78,925
Real estate taxes	67,421	65,710	64,818	61,835	60,705
Hotel operating	6,099	8,076	6,032	6,281	5,739
General and administrative (1) (2)	27,619	19,329	16,917	18,721	24,643
Transaction costs	2,104	80	474	1,361	72
Depreciation and amortization	109,673	108,988	109,303	110,888	109,237

Total expenses	303,001	290,309	287,433	281,815	279,321

Operating income	144,661	161,876	164,339	153,998	137,893
Other income (expense)
Income from unconsolidated joint ventures (3)	11,721	57,712	11,326	8,882	7,976
Interest and other income	1,646	1,179	1,252	1,953	974
Gains (losses) from investments in securities (1)	801	38	(860)	6	373
Interest expense (4) (5)	(103,237)	(103,308)	(95,117)	(94,583)	(98,525)
Gains (losses) from early extinguishments of debt (6)	767	(1,494)	—	—	—

Income from continuing operations	56,359	116,003	80,940	70,256	48,691
Discontinued operations
Loss from discontinued operations (7)	(156)	(560)	(489)	(518)	(497)
Gain on forgiveness of debt from discontinued operations (7)	17,807	—	—	—	—

Net income	74,010	115,443	80,451	69,738	48,194
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnership	(546)	(440)	(86)	(503)	(529)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(801)	(842)	(832)	(842)	(823)
Noncontrolling interest - common units of the Operating Partnership (8)	(6,089)	(12,577)	(9,045)	(8,239)	(6,090)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (8)	(1,942)	60	54	60	61

Net income attributable to Boston Properties, Inc.	$64,632	$101,644	$70,542	$60,214	$40,813

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.44	$0.69	$0.48	$0.41	$0.29

Net income attributable to Boston Properties, Inc. per share - diluted	$0.43	$0.69	$0.48	$0.41	$0.29

(1)	Gains (losses) from investments in securities includes $801, $38, $(860), $6 and $373 and general and administrative expense includes $(825), $(38), $757, $(23) and $(425) for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2012, general and administrative expense includes approximately $4.5 million related to the resignation of the Company’s Chief Operating Officer. For the three months ended March 31, 2011, general and administrative expense includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(3)	For the three months ended December 31, 2011, income from unconsolidated joint ventures includes the gain on sale of Two Grand Central Tower totaling approximately $46.2 million.
(4)	Interest expense is reported net of capitalized interest of $11,201, $12,188, $13,004, $11,958 and $11,239 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(5)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(6)	During the three months ended March 31, 2012, the Company recognized a net gain from early extinguishments of debt aggregating approximately $0.8 million comprised of (1) approximately $0.9 million from of the acceleration of the remaining balance of the historical fair value debt adjustment related to the repayment of the Company’s Bay Colony Corporate Center mortgage loan offset by (2) costs totaling approximately $0.1 million related to the redemption/repurchase of the remaining $576.2 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037. During the three months ended December 31, 2011, the Company recognized losses from early extinguishments of debt aggregating approximately $1.5 million consisting of (1) approximately $0.6 million related to the repurchase of $50.0 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037, (2) approximately $0.5 million related to the repayment of the Company’s Reservoir Place mortgage loan and (3) approximately $0.4 million related to the termination of the Company’s Atlantic Wharf construction loan facility.
(7)	On January 31, 2012, the servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property. The Company was not current on making debt service payments and was accruing interest at the default interest rate of 9.93% per annum. The loan was originally scheduled to mature on June 6, 2012. As a result of the foreclosure, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate and working capital to the servicer. The transaction resulted in a gain on forgiveness of debt of approximately $17.8 million. The operating results of the property through the date of foreclosure have been classified as discontinued operations on a historical basis for all periods presented.
(8)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.67%, 10.77%, 11.02%, 11.61% and 12.33% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

First Quarter 2012

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Net income attributable to Boston Properties, Inc.	$64,632	$101,644	$70,542	$60,214	$40,813
Add:
Noncontrolling interest in discontinued operations - common units of the
Operating Partnership	1,942	(60)	(54)	(60)	(61)
Noncontrolling interest - common units of the Operating Partnership	6,089	12,577	9,045	8,239	6,090
Noncontrolling interest - redeemable preferred units of the Operating Partnership	801	842	832	842	823
Noncontrolling interests in property partnerships	546	440	86	503	529
Loss from discontinued operations	156	560	489	518	497
Less:
Gain on forgiveness of debt from discontinued operations	17,807	—	—	—	—

Income from continuing operations	56,359	116,003	80,940	70,256	48,691
Add:
Real estate depreciation and amortization (1)	132,490	133,415	134,777	137,495	136,104
Less:
Loss from discontinued operations	156	560	489	518	497
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	46,166	—	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	1,010	904	549	966	993
Noncontrolling interest - redeemable preferred units of the Operating Partnership	801	842	832	842	823

Funds from operations (FFO) attributable to the Operating Partnership	186,882	200,946	213,847	205,425	182,482
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	19,939	21,648	23,573	23,856	22,502

FFO attributable to Boston Properties, Inc. (3)	$166,943	$179,298	$190,274	$181,569	$159,980

FFO per share - basic	$1.13	$1.21	$1.29	$1.24	$1.13

Weighted average shares outstanding - basic	148,343	147,732	147,006	145,864	142,095

FFO per share - diluted	$1.12	$1.21	$1.28	$1.23	$1.12

Weighted average shares outstanding - diluted	150,140	149,435	149,083	148,156	143,965

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $109,673, $108,988, $109,303, $110,888 and $109,237, our share of unconsolidated joint venture real estate depreciation and amortization of $23,121, $24,592, $25,633, $26,680 and $27,065, and depreciation and amortization from discontinued operations of $64, $193, $192, $192 and $191, less corporate related depreciation of $368, $358, $351, $265 and $389 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(2)	For the three months ended December 31, 2011, consists of the gain on sale of Two Grand Central Tower included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011 was 89.33%, 89.23%, 88.98%, 88.39% and 87.67%, respectively.

Boston Properties, Inc.

First Quarter 2012

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$186,882	166,060	$200,946	165,569	$213,847	165,219	$205,425	165,029	$182,482	162,082
Effect of Dilutive Securities
Convertible Preferred Units	801	1,394	842	1,461	832	1,461	842	1,461	823	1,461
Stock based compensation and exchangeable senior notes	—	403	—	242	—	616	—	831	—	409

Diluted FFO	$187,683	167,857	$201,788	167,272	$214,679	167,296	$206,267	167,321	$183,305	163,952

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	19,810	17,717	21,517	17,837	23,371	18,213	23,625	19,165	22,346	19,987

Company’s share of diluted FFO (1)	$167,873	150,140	$180,271	149,435	$191,308	149,083	$182,642	148,156	$160,959	143,965

FFO per share - basic	$1.13		$1.21		$1.29		$1.24		$1.13

FFO per share - diluted	$1.12		$1.21		$1.28		$1.23		$1.12

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011 was 89.45%, 89.34%, 89.11%, 88.55% and 87.81%, respectively.

Boston Properties, Inc.

First Quarter 2012

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Basic FFO (see page 9)	$186,882	$200,946	$213,847	$205,425	$182,482
2nd generation tenant improvements and leasing commissions	(50,678)	(60,564)	(18,158)	(16,639)	(33,881)
Straight-line rent (1)	(21,929)	(21,404)	(23,075)	(24,571)	(21,073)
Recurring capital expenditures	(1,796)	(18,299)	(7,120)	(2,785)	(1,130)
Fair value interest adjustment (1)	202	(80)	(97)	(208)	45
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	8,264	9,815	9,813	9,657	9,505
Fair value lease revenue (1) (2)	(17,863)	(19,756)	(19,955)	(20,537)	(20,761)
Hotel improvements, equipment upgrades and replacements	(187)	(799)	(1,239)	(1,478)	(494)
Straight-line ground rent expense adjustment (3)	5,032	1,788	1,687	682	—
Non real estate depreciation	368	358	351	265	389
Stock-based compensation (4)	11,358	5,970	5,937	5,909	11,856
Non-cash losses (gains) from early extinguishments of debt	(914)	1,494	—	—	—
Non-cash termination income (including fair value lease amounts)	56	(573)	(335)	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	1,114	4,564	840	1,175	844

Funds available for distribution to common shareholders and common unitholders (FAD)	$119,909	$103,460	$162,496	$156,895	$127,782

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Excluding Capitalized Interest
Income from continuing operations	$56,359	$116,003	$80,940	$70,256	$48,691
Interest expense	103,237	103,308	95,117	94,583	98,525
Depreciation and amortization expense	109,673	108,988	109,303	110,888	109,237
Depreciation and amortization expense from unconsolidated joint ventures	23,121	24,592	25,633	26,680	27,065
Gains on sales of real estate included within income from unconsolidated joint ventures	—	(46,166)	—	—	—
Interest expense - discontinued operations	222	659	660	653	626
Depreciation and amortization expense - discontinued operations	64	193	192	192	191
Loss from discontinued operations	(156)	(560)	(489)	(518)	(497)
Non-cash losses (gains) from early extinguishments of debt	(914)	1,494	—	—	—
Non-cash termination income (including fair value lease amounts)	56	(573)	(335)	—	—
Stock-based compensation	11,358	5,970	5,937	5,909	11,856
Straight-line ground rent expense adjustment (3)	5,032	1,788	1,687	682	—
Straight-line rent (1)	(21,929)	(21,404)	(23,075)	(24,571)	(21,073)
Fair value lease revenue (1) (2)	(17,863)	(19,756)	(19,955)	(20,537)	(20,761)

Subtotal	268,260	274,536	275,615	264,217	253,860
Divided by:

Adjusted interest expense (5) (6) (7)	93,107	91,929	83,678	83,495	87,598

Interest Coverage Ratio	2.88	2.99	3.29	3.16	2.90

Including Capitalized Interest
Income from continuing operations	$56,359	$116,003	$80,940	$70,256	$48,691
Interest expense	103,237	103,308	95,117	94,583	98,525
Depreciation and amortization expense	109,673	108,988	109,303	110,888	109,237
Depreciation and amortization expense from unconsolidated joint ventures	23,121	24,592	25,633	26,680	27,065
Gains on sales of real estate included within income from unconsolidated joint ventures	—	(46,166)	—	—	—
Interest expense - discontinued operations	222	659	660	653	626
Depreciation and amortization expense - discontinued operations	64	193	192	192	191
Loss from discontinued operations	(156)	(560)	(489)	(518)	(497)
Non-cash losses (gains) from early extinguishments of debt	(914)	1,494	—	—	—
Non-cash termination income (including fair value lease amounts)	56	(573)	(335)	—	—
Stock-based compensation	11,358	5,970	5,937	5,909	11,856
Straight-line ground rent expense adjustment (3)	5,032	1,788	1,687	682	—
Straight-line rent (1)	(21,929)	(21,404)	(23,075)	(24,571)	(21,073)
Fair value lease revenue (1) (2)	(17,863)	(19,756)	(19,955)	(20,537)	(20,761)

Subtotal	268,260	274,536	275,615	264,217	253,860
Divided by:

Adjusted interest expense (5) (6) (7) (8)	104,308	104,117	96,682	95,453	98,837

Interest Coverage Ratio	2.57	2.64	2.85	2.77	2.57

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2012, stock-based compensation includes approximately $2.7 million consisting of the acceleration of vesting of the Company’s Chief Operating Officer’s stock-based compensation awards associated with his resignation. For the three months ended March 31, 2011, stock-based compensation includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $8,264, $9,815, $9,813, $9,657 and $9,505 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(6)	Excludes amortization of financing costs of $2,088, $2,223, $2,286, $2,084 and $2,048 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(7)	Includes interest expense from discontinued operations of $222, $659, $660, $653 and $626 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(8)	Includes capitalized interest of $11,201, $12,188, $13,004, $11,958 and $11,239 for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

Boston Properties, Inc.

First Quarter 2012

CAPITAL STRUCTURE

Consolidated Debt (in thousands)
Aggregate Principal March 31, 2012
Mortgage Notes Payable	$2,926,125
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	3,875,000
Unsecured Exchangeable Senior Notes, at face value	1,197,500

Total Debt	7,998,625
Fair Value Adjustment on Mortgage Notes Payable	20,635
Discount on Unsecured Senior Notes	(9,631)
Discount on Unsecured Exchangeable Senior Notes	(2,720)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(46,283)

Total Consolidated Debt	$7,960,626

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/ Average
Original Principal Amount	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$175,000	$750,000	$4,575,000
Principal Amount at Quarter End	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$42,568	$182,432	$3,875,000
Yield (on issue date)	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	6.291%	6.381%	5.24%
Coupon	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	6.250%	6.250%	5.12%
Public Offering Price	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.763%	99.650%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A-(stable)	A- (stable)	A- (stable)	A-(stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,919	$5,923	$689	$389	$542	$98	$10	$61	$9,631

Unsecured Senior Notes, net of discount	$848,081	$844,077	$699,311	$699,611	$249,458	$299,902	$42,558	$182,371	$3,865,369

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date			8/19/2008	4/6/2006					Total/Average
Original Principal Amount			$747,500	$450,000					$1,197,500
Principal Amount at Quarter End			$747,500	$450,000					$1,197,500
Yield (on issue date)			4.037%	3.787%					3.94%
GAAP Yield			6.555%	5.958%					6.33%
Coupon			3.625%	3.750%
Exchange Rate			8.5051	10.0066
Exchange Price			$135.14 (2)	$99.93
Diluted share impact for the current quarter			—	—					—
First Optional Redemption Date			N/A	5/18/2013
Maturity Date			2/15/2014	5/15/2036
Discount			$2,720	$—					$2,720
ASC 470-20 (FSP APB 14-1) Adjustment (1)			$35,548	$10,735					$46,283

Unsecured Senior Exchangeable Notes			$709,232	$439,265					$1,148,497

Equity
(in thousands)
							Shares/Units Outstanding as of 03/31/2012	Common Stock Equivalents	Equivalent Value (3)
Common Stock							149,384	149,384 (4)	$15,683,826
Common Operating Partnership Units							18,219	18,219 (5)	$1,912,813
Series Two Preferred Operating Partnership Units							1,031	1,353	$142,051

Total Equity								168,956	$17,738,690

Total Consolidated Debt									$7,960,626

Total Consolidated Market Capitalization									$25,699,316

BXP’s share of Joint Venture Debt									$1,436,587 (6)
Total Combined Debt (7)									$9,397,213

Total Combined Market Capitalization (8)									$27,135,903

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of March 31, 2012, the exchange price was $135.14 per share.
(3)	Values based on March 31, 2012 closing price of $104.99 per share of common stock.
(4)	Includes 82 shares of restricted stock.
(5)	Includes 1,691 long-term incentive plan units, but excludes 800 unvested outperformance plan units.
(6)	Excludes the Company’s share ($281,177) of partner loans made to unconsolidated joint ventures.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(8)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

First Quarter 2012

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of March 31, 2012

(in thousands)

	2012	2013	2014	2015	2016	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$75,638	$103,209	$87,757	$26,182	$397,629	$2,235,710	$2,926,125
Fair Value Adjustment	3,657	4,271	3,962	4,157	4,226	362	20,635

Mortgage Notes Payable	79,295	107,480	91,719	30,339	401,855	2,236,072	2,946,760

Unsecured Exchangeable Senior Notes, net of discount	—	450,000 (2)	744,780	—	—	—	1,194,780
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(20,793)	(23,052)	(2,438)	—	—	—	(46,283)

Unsecured Exchangeable Senior Notes	(20,793)	426,948	742,342	—	—	—	1,148,497

Unsecured Senior Notes, net of discount	—	224,929	—	549,360	—	3,091,080	3,865,369

Total Fixed Debt	$58,502	$759,357	$834,061	$579,699	$401,855	$5,327,152	$7,960,626

Total Consolidated Debt	$58,502	$759,357	$834,061	$579,699	$401,855	$5,327,152	$7,960,626

GAAP Weighted Average Floating Rate Debt	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
GAAP Weighted Average Fixed Rate Debt	5.51%	6.08%	6.46%	5.48%	6.84%	5.00%	5.38%

Total GAAP Weighted Average Rate	5.51%	6.08%	6.46%	5.48%	6.84%	5.00%	5.38%

Total Stated Weighted Average Rate	7.61%	4.94%	4.03%	5.40%	6.83%	5.02%	5.05%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

	Facility	Outstanding at 3/31/2012	Letters of Credit	Remaining Capacity at 3/31/2012
	$ 750,000	$—	$13,929	$736,071

Unsecured and Secured Debt Analysis
		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity
Unsecured Debt	62.98%	4.69%	5.34%	5.7 years
Secured Debt	37.02%	5.67%	5.46%	5.9 years

Total Consolidated Debt	100.00%	5.05%	5.38%	5.8 years

Floating and Fixed Rate Debt Analysis
	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	0.00%	0.00%	0.00%	— years
Fixed Rate Debt	100.00%	5.05%	5.38%	5.8 years

Total Consolidated Debt	100.00%	5.05%	5.38%	5.8 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.

Boston Properties, Inc.

First Quarter 2012

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2012

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	—	2,747	11,321	11,870	12,447	686,615	725,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
Embarcadero Center Four	3,649	5,131	5,452	5,794	348,886	—	368,912
505 9th Street	1,646	2,306	2,441	2,585	2,737	113,596	125,311
One Freedom Square	65,113	—	—	—	—	—	65,113	(2)(3)
New Dominion Technology Park, Building Two	—	—	63,000	—	—	—	63,000
140 Kendrick Street	864	47,889	—	—	—	—	48,753	(2)
New Dominion Technology Park, Building One	1,011	2,140	2,304	2,481	2,672	35,822	46,430
Kingstowne Two and Retail	1,232	1,730	1,837	1,950	29,277	—	36,026	(2)
Sumner Square	705	22,896	—	—	—	—	23,601
Kingstowne One	494	17,062	—	—	—	—	17,556	(2)
University Place	924	1,308	1,402	1,502	1,610	9,177	15,923

	75,638	103,209	87,757	26,182	397,629	2,235,710	2,926,125

Aggregate Fair Value Adjustments	3,657	4,271	3,962	4,157	4,226	362	20,635

	79,295	107,480	91,719	30,339	401,855	2,236,072	2,946,760

Unsecured Exchangeable Senior Notes, net of discount	—	450,000 (4)	744,780	—	—	—	1,194,780
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(20,793)	(23,052)	(2,438)	—	—	—	(46,283)

	(20,793)	426,948	742,342	—	—	—	1,148,497

Unsecured Senior Notes, net of discount	—	224,929	—	549,360	—	3,091,080	3,865,369
Unsecured Line of Credit	—	—	—	—	—	—	—	(5)

	$58,502	$759,357	$834,061	$579,699	$401,855	$5,327,152	$7,960,626

% of Total Consolidated Debt	0.73%	9.54%	10.48%	7.28%	5.05%	66.92%	100.00%
Balloon Payments	64,706	$761,181	$807,780	$549,360	$372,532	$5,226,326	$7,781,885
Scheduled Amortization	$14,589	$21,228	$28,719	$30,339	$29,323	$100,826	$225,024

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	This mortgage loan was repaid on April 2, 2012.
(4)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.
(5)	The Unsecured Line of Credit matures on June 24, 2014 and has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2012

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2012 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	March 31, 2012
Total Assets:
Capitalized Property Value (1)	$18,148,196	$18,557,569
Cash and Cash Equivalents	591,196	591,196
Investments in Marketable Securities	11,193	11,193
Undeveloped Land, at Cost (including Joint Venture %)	283,930	283,930
Development in Process, at Cost (including Joint Venture %)	1,259,336	1,259,336

Total Assets	$20,293,851	$20,703,224

Unencumbered Assets	$13,181,908	$13,441,713

Secured Debt (Fixed and Variable)(2)	$2,926,125	$2,926,125
Joint Venture Debt	1,436,587	1,436,587
Contingent Liabilities & Letters of Credit	16,303	16,303
Unsecured Debt (3)	5,072,500	5,072,500

Total Outstanding Debt	$9,451,515	$9,451,515

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$56,359	$56,359
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement)	(11,721)	(11,721)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(801)	(801)
Subtract: Gains from early extinguishment of debt (per Consolidated Income Statement)	(767)	(767)
Add: Interest Expense (per Consolidated Income Statement)	103,237	103,237
Add: Depreciation and Amortization (per Consolidated Income Statement)	109,673	109,673

EBITDA	255,980	255,980
Add: Company share of unconsolidated joint venture EBITDA	55,883	55,883

Consolidated EBITDA	$311,863	$311,863

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$103,237	$103,237
Add: Company share of unconsolidated joint venture interest expense	21,953	21,953
Less: Amortization of financing costs	(2,088)	(2,088)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$123,102	$123,102

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	46.6%	45.7%
Secured Debt/Total Assets	Less than 50%	21.5%	21.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.53	2.53
Unencumbered Assets/ Unsecured Debt	Greater than 150%	259.9%	265.0%

Unencumbered Consolidated EBITDA		$205,346	$205,346

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.89	2.89

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		65.8%	65.8%

# of unencumbered properties		122	122

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $20,635.
(3)	Excludes aggregate debt discount of $12,351 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $46,283.

Boston Properties, Inc.

First Quarter 2012

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	1,254	1,763	1,874	1,991	2,116	112,245	121,243
Metropolitan Square (51%)	—	662	1,187	1,257	1,332	84,812	89,250
540 Madison Avenue (60%)	180	70,920	—	—	—	—	71,100	(2)
Market Square North (50%)	—	161	993	1,042	1,094	61,710	65,000
901 New York Avenue (25%)	560	782	823	37,590	—	—	39,755
Annapolis Junction - Lot 4 (50%)	210	279	279	279	279	19,799	21,125	(3)
500 North Capitol (30%)	—	—	14,828	—	—	—	14,828	(4)
Annapolis Junction - Lot 6 (50%)	—	4,856	—	—	—	—	4,856	(4)

	2,204	79,423	19,984	42,159	4,821	1,242,166	1,390,757

Aggregate Fair Value Adjustments	5,372	7,186	7,087	7,612	8,177	6,529	41,962

	$7,576	$86,609	$27,071	$49,771	$12,998	$1,248,695	$1,432,719

GAAP Weighted Average Rate	5.57%	6.15%	3.33%	5.29%	5.55%	6.39%	6.29%
% of Total Debt	0.53%	6.05%	1.89%	3.47%	0.91%	87.16%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.93%	1.96%	2.37%	4.2 years
Fixed Rate Debt	97.07%	5.85%	6.41%	5.7 years

Total Debt	100.00%	5.73%	6.29%	5.7 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	These properties have a fair value adjustment which are aggregated below.
(3)	Loan has one, three-year extension option, subject to certain conditions.
(4)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2012

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2012

	General Motors Building		125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (2)	Annapolis Junction (3)	Eighth Avenue and 46th Street (4)	500 North Capitol Street (4)	Subtotal	Value- Added Fund (5)(6)		Total Unconsolidated Joint Ventures
Investment (7)	$654,035	(8)	$115,869	$3,366	$69,423	$(11,957)	$11,101	$(1,538)	$50,657	$17,022	$10,335	$1,681	$919,994	$28,560		$948,554
Note Receivable	270,000	(8)	—	—	—	—	—	—	—	—	—	—	270,000	11,177	(9)	281,177

Net Equity (7)	$384,035		$115,869	$3,366	$69,423	$(11,957)	$11,101	$(1,538)	$50,657	$17,022	$10,335	$1,681	$649,994	$17,383		$667,377

Mortgage/Construction loans payable (7) (10)	$963,600		$121,243	$—	$71,100	$65,000	$89,250	$39,755	$—	$25,981	$—	$14,828	$1,390,757	$45,830		$1,436,587

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2012

	General Motors Building	125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (3)		Eighth Avenue and 46th Street (4)	500 North Capitol Street (4)	Subtotal	Value- Added Fund (5)(6)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$59,357	$9,796	$6	$7,027	$5,514	$8,756	$8,696		$1,078	$4,228		$—	$(6)	$104,452	$4,481		$108,933
Straight-line rent	2,213	1,615	—	27	81	39	(159)		—	(11)		—	—	3,805	511		4,316
Fair value lease revenue	22,487	969	—	1,639	—	—	—		—	—		—	—	25,095	204		25,299
Termination Income	—	177	—	375	—	—	—		—	—		—	—	552	—		552

Total revenue	84,057	12,557	6	9,068	5,595	8,795	8,537		1,078	4,217		—	(6)	133,904	5,196		139,100

EXPENSES
Operating	20,532	3,469	(1)	2,846	2,302	3,202	2,944		703	1,298		61	—	37,356	1,536		38,892

NET OPERATING INCOME	63,525	9,088	7	6,222	3,293	5,593	5,593		375	2,919		(61)	(6)	96,548	3,660		100,208
Interest	26,337	3,113	—	1,928	1,597	2,541	2,092		—	191		—	—	37,799	1,089		38,888
Interest other - partner loans	16,474	—	—	—	—	—	—		—	—		—	—	16,474	—		16,474
Depreciation and amortization	26,621	4,180	—	2,646	805	1,858	1,383		1,375	1,179		—	—	40,047	1,852		41,899

SUBTOTAL	69,432	7,293	—	4,574	2,402	4,399	3,475		1,375	1,370		—	—	94,320	2,941		97,261
Loss on sale of real estate	—	—	—	—										—			—

NET INCOME/(LOSS)	$(5,907)	$1,795	$7	$1,648	$891	$1,194	$2,118		$(1,000)	$1,549		$(61)	$(6)	$2,228	$719		$2,947

BXP’s share of net income/(loss)	$(3,544)	$1,077	$4	$989	$446	$609	$1,130	(11)	$(335)	$730	(11)	$(30)	$(2)	$1,073	$282	(6)(12)	$1,355
Basis differential (11)	—	295	—	96	—	—	—		—	—		—	—	391	91	(6)	481
Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—		—
Elimination of inter-entity interest on partner loan	9,884	—	—	—	—	—	—		—	—		—	—	9,884	—		9,884

Income/(loss) from unconsolidated joint ventures	$6,340	$1,372	$4	$1,085	$446	$609	$1,130		$(335)	$730		$(30)	$(2)	$11,348	$373	(6)	$11,721
Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—		—
BXP’s share of depreciation & amortization	15,972	2,124	—	1,320	403	947	703	(11)	460	590	(11)	—	—	22,519	602	(6)(11)	23,121

BXP’s share of Funds from Operations (FFO)	$22,312	$3,496	$4	$2,405	$849	$1,556	$1,833		$125	$1,320		$(30)	$(2)	$33,867	$975	(6)	$34,842

BXP’s share of net operating income/(loss)	$38,115	$5,364	$4	$3,562	$1,647	$2,852	$1,398		$125	$1,460		$(31)	$(2)	$54,495	$1,388	(6)	$55,883

(1)	The property was sold on October 25, 2011. The joint venture’s remaining investment in this entity consists of cash.
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(3)	Annapolis Junction includes one property in service, one property in development and two undeveloped land parcels.
(4)	Property is currently not in service (i.e., under construction or undeveloped land). 500 North Capitol Street was taken out of service for re-development on March 28, 2011.
(5)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(6)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(7)	Represents the Company’s share.
(8)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(9)	Represents two loans from the Company to the Value-Added Fund. The loans from the Company bear interest at a fixed rate of 10.0% per annum and mature on May 31, 2014 and November 22, 2014.
(10)	Excludes fair value adjustments.
(11)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(12)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Boston Properties, Inc.

First Quarter 2012

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.04	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	600,449	75.4%	30.66	36,051	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	94.0%	23.09	7,904	(5)

Total	24	846,610	81.6%	$25.80	$45,830

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2012

Value-Added Fund
REVENUE
Rental	$4,481
Straight-line rent	511
Fair value lease revenue	204

Total revenue	5,196

EXPENSES
Operating	1,536

SUBTOTAL	3,660
Interest	1,089
Depreciation and amortization	1,852

SUBTOTAL	2,941

NET INCOME	$719

BXP’s share of net income	$282
Basis differential (6)	91

Income from Value-Added Fund	$373
BXP’s share of depreciation & amortization	602

BXP’s share of Funds from Operations (FFO)	$975

The Company’s Equity in the Value-Added Fund	$17,383

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% per annum and matures on January 1, 2016.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 2.00% and matures on May 31, 2014. In conjunction with the mortgage loan, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $7.6 million is outstanding through March 31, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 2.50% and matures on November 22, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $6.0 million to the Value-Added Fund, of which approximately $3.6 million is outstanding through March 31, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on November 22, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(6)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

First Quarter 2012

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended March 31, 2012 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,245,427		25.3%	770,414	1.7%	14,015,841		35.3%	0.2%	0.2%	27.4%
New York	8,315,634	(5)	38.5%	—	—	8,315,634	(5)	20.9%	—	—	38.5%
Princeton	2,457,992		2.3%	—	—	2,457,992		6.2%	—	—	2.3%
San Francisco	5,122,263		9.8%	29,620	0.0%	5,151,883		13.0%	—	—	9.8%
Washington, DC	9,037,236	(6)	20.7%	756,325	0.9%	9,793,561	(6)	24.6%	0.4%	—	22.0%

	38,178,552		96.6%	1,556,359	2.6%	39,734,911		100.0%	0.6%	0.2%	100.0%

% of Total	96.1%			3.9%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)
Geographic Area	CBD	Suburban	Total
Boston	21.1%	6.3%	27.4%
New York	38.5%	—	38.5%
Princeton	—	2.3%	2.3%
San Francisco	8.0%	1.8%	9.8%
Washington, DC	10.0%	12.0%	22.0%

Total	77.6%	22.4%	100.0%

Structured Parking
		Number of Spaces	Square Feet
Total Structured Parking		44,703	15,154,232

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)
Cambridge Center Marriott, Cambridge, MA	433	334,660

Total Hotel Properties	433	334,660

Residential Properties
Residential Properties	Number of Units	Square Feet
Residences on The Avenue, Washington, DC	335	323,295	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	86,584	(9)

Total Residential Properties	421	409,879

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 1,900,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,815,068 square feet at the General Motors Building, 582,966 square feet at 125 West 55th Street and 289,310 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,965 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company and 117,599 square feet at Annapolis Junction which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 8,994 square feet of retail space which is 61% occupied.

Boston Properties, Inc.

First Quarter 2012

In-Service Property Listing

as of March 31, 2012

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston Office
	John Hancock Tower	CBD Boston MA	1	1,721,601	97.4%	$52.02	Y	CBD
(2)	100 Federal Street	CBD Boston MA	1	1,264,421	93.7%	46.49	N	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	98.0%	49.54	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,975	99.1%	56.67	N	CBD
(2)	Atlantic Wharf Office	CBD Boston MA	1	797,877	88.8%	57.30	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	100.0%	41.00	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	504,021	98.3%	71.61	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.57	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,819	73.1%	45.79	N	CBD
	Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	34.33	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	57.5%	43.12	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	48.98	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.38	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.40	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	86.3%	54.07	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	40.38	Y	CBD
(2)	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	985,334	61.6%	32.11	N	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	77.6%	32.62	N	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	28.59	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.42	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	301,373	96.3%	34.60	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.77	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.76	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,245	78.7%	35.25	N	S
	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	46.85	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	75.5%	31.21	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,097	83.9%	24.98	N	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	28.41	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.18	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	60.4%	26.78	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	36.06	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	35.90	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	37.25	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	82.2%	27.61	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	32.12	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,792	100.0%	30.59	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	33.84	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	72.8%	21.28	N	S
	Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.39	N	S

			47	13,245,427	90.4%	$44.72

	Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$86.83	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.78	N	CBD
	Bedford Business Park	Route 128 Northwest MA	2	377,884	87.3%	21.04	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			6	770,414	85.4%	$44.25

	Total Boston:		53	14,015,841	90.1%	$44.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

20

Boston Properties, Inc.

First Quarter 2012

In-Service Property Listing (continued)

as of March 31, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	97.4%	$81.29	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,868	98.0%	86.41	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,476	98.9%	81.58	N	CBD
Times Square Tower	Times Square NY	1	1,245,818	98.7%	72.90	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,815,068	96.6%	127.24	Y	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	289,310	95.7%	101.07	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	582,966	96.1%	68.94	Y	CBD

Total New York		7	8,315,634	97.7%	$90.85

Princeton
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$29.68	N	S
104 Carnegie Center	Princeton NJ	1	102,886	85.0%	32.37	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	28.33	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.03	N	S
202 Carnegie Center	Princeton NJ	1	130,582	93.4%	34.20	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.16	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	37.87	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.51	N	S
212 Carnegie Center	Princeton NJ	1	150,395	56.7%	35.12	N	S
214 Carnegie Center	Princeton NJ	1	150,774	62.5%	31.17	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	31.64	N	S
502 Carnegie Center	Princeton NJ	1	122,460	80.6%	35.13	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.77	N	S
506 Carnegie Center	Princeton NJ	1	145,213	74.8%	31.88	N	S
508 Carnegie Center	Princeton NJ	1	128,684	23.7%	32.34	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.23	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.54	N	S

		16	2,043,344	81.3%	$32.98

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$31.12	N	S

		1	414,648	47.2%	$31.12

Total Princeton:		17	2,457,992	75.5%	$32.79

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	93.8%	$46.02	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.3%	51.51	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	98.7%	43.66	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,721	80.4%	54.21	Y	CBD

		4	3,325,298	92.2%	$48.78

611 Gateway	South San Francisco CA	1	257,664	81.0%	$33.99	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	95.8%	33.95	N	S
303 Almaden	San Jose CA	1	158,499	91.5%	36.86	N	CBD
(2) North First Business Park	San Jose CA	5	190,636	75.8%	14.72	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	14.70	N	S
(3) 2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	45.71	N	S

		14	1,796,965	77.6%	$29.70

Office/Technical
(3) 453 Ravendale Avenue	Mountain View CA	1	29,620	100.0%	$16.95	N	S

		1	29,620	100.0%	$16.95

	Total San Francisco:	19	5,151,883	87.2%	$42.62

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2012

In-Service Property Listing (continued)

as of March 31, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	627,985	96.6%	$51.24	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.77	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	99.8%	53.62	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.70	N	CBD
Market Square North (50% ownership)	East End Washington DC	1	408,965	83.9%	59.48	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	66.54	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	61.66	Y	CBD
(2) 601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
(3) 2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	94.5%	69.54	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	98.5%	50.35	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.13	N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	45.77	Y	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	100.0%	143.98	Y	S
One Preserve Parkway	Montgomery County MD	1	183,734	83.9%	35.92	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	66.5%	36.06	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	48.93	N	S
Democracy Tower	Fairfax County VA	1	235,436	100.0%	50.93	N	S
Kingstowne One	Fairfax County VA	1	151,195	83.5%	37.74	Y	S
Kingstowne Two	Fairfax County VA	1	156,251	98.2%	39.41	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.05	Y	S
One Freedom Square	Fairfax County VA	1	430,793	87.6%	42.99	Y	S
Two Freedom Square	Fairfax County VA	1	421,142	96.7%	44.07	N	S
One Reston Overlook	Fairfax County VA	1	319,439	99.1%	33.23	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	31.52	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	40.59	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.40	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.07	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	36.36	N	S
South of Market	Fairfax County VA	3	647,670	100.0%	48.18	N	S
12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.00	N	S

		34	9,037,236	96.6%	$49.18

Office/Technical
(2) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.81	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.62	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.43	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.48	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.00	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.31	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.97	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.34	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.44	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.66	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.55	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.08	N	S

		12	756,325	100.0%	$19.54

	Total Washington, DC:	46	9,793,561	96.8%	$46.81

	Total In-Service Properties:	142	39,734,911	92.1%	$54.64

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2012

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,913,876	(1)	4.81%
2	Citibank	1,066,624	(2)	2.68%
3	Bank of America	886,381	(3)	2.23%
4	Wellington Management	707,568		1.78%
5	Kirkland & Ellis	639,683	(4)	1.61%
6	Biogen Idec	592,885		1.49%
7	Genentech	568,097		1.43%
8	Ropes & Gray	528,931		1.33%
9	O’Melveny & Myers	511,659		1.29%
10	Lockheed Martin	499,342		1.26%
11	Weil Gotshal Manges	490,065	(5)	1.23%
12	Shearman & Sterling	472,808		1.19%
13	Manufacturers Investment (Manulife)	469,050		1.18%
14	Microsoft	411,024		1.03%
15	State Street Bank and Trust	408,552		1.03%
16	Parametric Technology	380,987		0.96%
17	Finnegan Henderson Farabow	362,405	(6)	0.91%
18	Ann (fka Ann Taylor Corp.)	357,276		0.90%
19	Mass Financial Services	301,668		0.76%
20	Bingham McCutchen	301,385		0.76%

	Total % of Portfolio Square Feet			29.84%
	Total % of Portfolio Revenue			31.68%

Notable Signed Deals (7)

Tenant	Property		Sq. Ft.
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley		523,000
Biogen Idec	17 Cambridge Center		195,000
Morrison & Foerster	250 West 55th Street		184,000
McDermott Will & Emery	500 North Capitol	(8)	173,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	All space is in a property in which Boston Properties has a 30% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups -p.s.f.	Percentage of Total Square Feet
2012	1,438,824	$75,787,632	$52.67	$75,826,724	$52.70	3.96%
2013	1,754,488	77,029,457	43.90	77,710,642	44.29	4.82%
2014	3,617,316	153,910,385	42.55	164,695,831	45.53	9.94%
2015	3,042,865	151,761,633	49.87	160,459,164	52.73	8.37%
2016	3,253,590	164,090,846	50.43	169,394,478	52.06	8.94%
2017	3,576,482	225,993,411	63.19	240,024,090	67.11	9.83%
2018	915,571	63,370,200	69.21	68,432,704	74.74	2.52%
2019	3,056,616	175,026,985	57.26	189,306,282	61.93	8.40%
2020	3,092,263	186,793,442	60.41	205,311,119	66.40	8.50%
2021	2,305,318	127,374,663	55.25	155,330,773	67.38	6.34%
Thereafter	7,272,058	418,915,960	57.61	496,469,043	68.27	19.99%

Occupancy By Location (5)

	CBD		Suburban		Total
Location	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11
Boston	95.1%	94.3%	82.5%	82.2%	90.4%	88.9%
New York	97.7%	96.7%	n/a	n/a	97.7%	96.7%
Princeton	n/a	n/a	75.5%	79.9%	75.5%	79.9%
San Francisco	92.2%	92.4%	76.3%	78.2%	87.1%	88.1%
Washington, DC	97.3%	97.9%	95.9%	94.6%	96.6%	96.0%

Total Portfolio	96.0%	95.6%	85.1%	86.0%	92.1%	91.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 132,801 square feet of leased premises in properties under development.
(5)	Includes approximately 1,900,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups -p.s.f.	Percentage of Total Square Feet
2012	214,345	$3,671,796	$17.13	$3,698,583	$17.26	13.77%
2013	12,399	245,277	19.78	247,377	19.95	0.80%
2014	302,782	6,114,359	20.19	6,246,372	20.63	19.45%
2015	174,624	4,164,352	23.85	4,231,036	24.23	11.22%
2016	275,223	20,790,395	75.54	20,952,796	76.13	17.68%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	263,457	5,248,869	19.92	5,248,869	19.92	16.93%
2021	57,321	917,136	16.00	917,136	16.00	3.68%
Thereafter	130,000	2,559,644	19.69	2,819,644	21.69	8.35%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11
Boston	100.0%	100.0%	76.2%	61.9%	85.4%	75.5%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	100.0%	n/a	100.0%	n/a
Washington, DC	n/a	n/a	100.0%	100.0%	100.0%	100.0%

Total Portfolio	100.0%	100.0%	91.1%	84.2%	92.8%	87.2%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)(4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2012	66,894	$3,477,433	$51.98	$3,465,656	$51.81	3.71%
2013	86,682	7,502,431	86.55	7,595,069	87.62	4.81%
2014	59,329	5,682,390	95.78	5,788,132	97.56	3.29%
2015	105,893	12,908,042	121.90	13,792,848	130.25	5.87%
2016	178,811	26,283,485	146.99	27,450,080	153.51	9.91%
2017	163,483	22,279,270	136.28	22,794,727	139.43	9.06%
2018	234,912	10,817,612	46.05	11,301,838	48.11	13.02%
2019	55,478	4,240,850	76.44	4,683,174	84.41	3.08%
2020	128,692	5,374,808	41.76	8,065,479	62.67	7.13%
2021	115,835	6,446,094	55.65	7,987,521	68.96	6.42%
Thereafter	607,847	36,741,175	60.44	46,417,809	76.36	33.70%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 11,177 square feet of leased premises in properties under development.

Boston Properties, Inc.

First Quarter 2012

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2012	1,720,063	$82,936,861	$48.22	$82,990,962	$48.25	4.33%
2013	1,853,569	84,777,165	45.74	85,553,088	46.16	4.66%
2014	3,979,427	165,707,135	41.64	176,730,335	44.41	10.01%
2015	3,323,382	168,834,027	50.80	178,483,047	53.71	8.36%
2016	3,707,624	211,164,726	56.95	217,797,354	58.74	9.33%
2017	3,739,965	248,272,682	66.38	262,818,817	70.27	9.41%
2018	1,150,483	74,187,811	64.48	79,734,542	69.31	2.90%
2019	3,112,094	179,267,835	57.60	193,989,456	62.33	7.83%
2020	3,484,412	197,417,119	56.66	218,625,467	62.74	8.77%
2021	2,478,474	134,737,892	54.36	164,235,430	66.26	6.24%
Thereafter	8,009,905	458,216,780	57.21	545,706,497	68.13	20.16%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11
Boston	95.3%	94.6%	82.0%	80.3%	90.1%	88.0%
New York	97.7%	96.7%	n/a	n/a	97.7%	96.7%
Princeton	n/a	n/a	75.5%	79.9%	75.5%	79.9%
San Francisco	92.2%	92.4%	76.7%	78.2%	87.2%	88.1%
Washington, DC	97.3%	97.9%	96.5%	95.2%	96.8%	96.3%

Total Portfolio	96.0%	95.6%	85.6%	85.8%	92.1%	91.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 143,978 square feet of leased premises in properties under development.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	475,962	$18,365,911	$38.59	$18,415,060	$38.69		30,000	$457,500	$15.25	$457,500	$15.25
2013	701,076	29,880,477	42.62	30,036,534	42.84		—	—	—	—	—
2014	1,205,176	47,617,236	39.51	47,983,130	39.81		67,362	1,669,479	24.78	1,669,479	24.78
2015	1,469,358	64,222,579	43.71	66,331,817	45.14		—	—	—	—	—
2016	870,867	33,393,520	38.35	34,846,253	40.01		241,823	20,070,821	83.00	20,160,910	83.37
2017	615,071	23,684,841	38.51	26,168,768	42.55		—	—	—	—	—
2018	229,564	10,785,300	46.98	11,825,090	51.51		—	—	—	—	—
2019	915,204	40,235,320	43.96	43,153,015	47.15		—	—	—	—	—
2020	202,911	9,496,854	46.80	10,319,949	50.86		183,486	3,971,623	21.65	3,971,623	21.65
2021	675,974	22,928,747	33.92	25,291,500	37.41		—	—	—	—	—
Thereafter	3,683,652	182,529,644	49.55	215,543,902	58.51		130,000	2,559,644	19.69	2,819,644	21.69

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	3,151	$1,155,752	$366.79	$1,264,952	$401.44	(4)	509,113	$19,979,163	$39.24	$20,137,512	$39.55
2013	36,443	4,642,499	127.39	4,677,699	128.36		737,519	34,522,976	46.81	34,714,233	47.07
2014	22,192	2,803,328	126.32	2,818,972	127.03		1,294,730	52,090,043	40.23	52,471,580	40.53
2015	32,319	4,902,632	151.70	4,895,927	151.49		1,501,677	69,125,212	46.03	71,227,744	47.43
2016	17,313	2,221,449	128.31	2,293,253	132.46		1,130,003	55,685,789	49.28	57,300,416	50.71	(5)
2017	45,499	2,711,790	59.60	2,877,413	63.24		660,570	26,396,632	39.96	29,046,180	43.97
2018	173,845	7,528,244	43.30	7,693,109	44.25		403,409	18,313,544	45.40	19,518,199	48.38
2019	16,026	2,243,196	139.97	2,429,580	151.60		931,230	42,478,517	45.62	45,582,595	48.95
2020	92,818	3,788,146	40.81	6,014,313	64.80		479,215	17,256,624	36.01	20,305,885	42.37
2021	37,719	2,044,859	54.21	2,611,824	69.24		713,693	24,973,606	34.99	27,903,324	39.10
Thereafter	323,116	14,728,148	45.58	17,619,573	54.53		4,136,768	199,817,435	48.30	235,983,118	57.05

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $133.38 per square foot and $133.38 per square foot, respectively, in 2012.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $39.63 per square foot and $41.43 per square foot, respectively, in 2016.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	94,998	$4,212,252	$44.34	$4,212,252	$44.34		—	$—	$—	$—	$—
Q2 2012	134,504	4,472,095	33.25	4,472,095	33.25		—	—	—	—	—
Q3 2012	54,190	1,736,981	32.05	1,736,981	32.05		30,000	457,500	15.25	457,500	15.25
Q4 2012	192,270	7,944,582	41.32	7,993,731	41.58		—	—	—	—	—

Total 2012	475,962	$18,365,911	$38.59	$18,415,060	$38.69		30,000	$457,500.00	$15.25	$457,500.00	$15.25

Q1 2013	107,452	$3,077,647	$28.64	$3,119,579	$29.03		—	$—	$—	$—	$—
Q2 2013	196,086	8,257,995	42.11	8,333,013	42.50		—	—	—	—	—
Q3 2013	131,347	5,511,596	41.96	5,548,722	42.24		—	—	—	—	—
Q4 2013	266,191	13,033,240	48.96	13,035,220	48.97		—	—	—	—	—

Total 2013	701,076	$29,880,477	$42.62	$30,036,534	$42.84		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		94,998	$4,212,252	$44.34	$4,212,252	$44.34	(4)
Q2 2012	1,109	269,548	243.06	269,548	243.06		135,613	4,741,644	34.96	4,741,644	34.96
Q3 2012	250	519,200	2,076.80	568,400	2,273.60		84,440	2,713,681	32.14	2,762,881	32.72
Q4 2012	1,792	367,004	204.80	427,004	238.28		194,062	8,311,586	42.83	8,420,735	43.39

Total 2012	3,151	$1,155,752	$366.79	$1,264,952	$401.44	(5)	509,113	$19,979,163	$39.24	$20,137,512	$39.55

Q1 2013	15,192	$2,519,289	$165.83	$2,519,289	$165.83		122,644	$5,596,935	$45.64	$5,638,867	$45.98
Q2 2013	8,362	209,875	25.10	209,875	25.10		204,448	8,467,869	41.42	8,542,888	41.79
Q3 2013	51	40,320	790.59	57,120	1,120.00		131,398	5,551,916	42.25	5,605,842	42.66
Q4 2013	12,838	1,873,015	145.90	1,891,415	147.33		279,029	14,906,256	53.42	14,926,635	53.49

Total 2013	36,443	$4,642,499	$127.39	$4,677,699	$128.36		737,519	$34,522,976	$46.81	$34,714,233	$47.07

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 3/31/2012.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $133.38 per square foot and $133.38 per square foot, respectively, in 2012.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	302,802	$27,874,455	$92.06	$27,874,455	$92.06	—	$—	$—	$—	$—
2013	50,660	4,266,760	84.22	4,269,283	84.27	—	—	—	—	—
2014	176,727	18,876,816	106.81	21,274,567	120.38	—	—	—	—	—
2015	241,715	31,481,543	130.24	34,684,887	143.49	—	—	—	—	—
2016	695,040	60,366,203	86.85	60,954,495	87.70	—	—	—	—	—
2017	1,393,377	127,104,037	91.22	134,603,899	96.60	—	—	—	—	—
2018	246,959	29,642,070	120.03	30,985,290	125.47	—	—	—	—	—
2019	1,007,726	83,848,724	83.21	89,437,049	88.75	—	—	—	—	—
2020	1,342,413	102,166,048	76.11	111,305,105	82.91	—	—	—	—	—
2021	495,664	49,418,545	99.70	62,835,216	126.77	—	—	—	—	—
Thereafter	1,963,056	150,880,201	76.86	173,707,272	88.49	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	1,312	$127,622	$97.27	$128,410	$97.87	304,114	$28,002,077	$92.08	$28,002,865	$92.08
2013	1,682	182,508	108.51	187,195	111.29	52,342	4,449,268	85.00	4,456,478	85.14
2014	11,018	1,402,380	127.28	1,456,813	132.22	187,745	20,279,196	108.01	22,731,380	121.08
2015	9,988	4,585,611	459.11	5,355,658	536.21	251,703	36,067,155	143.29	40,040,545	159.08
2016	103,626	21,193,260	204.52	22,198,441	214.22	798,666	81,559,463	102.12	83,152,936	104.11
2017	78,027	17,562,508	225.08	17,760,231	227.62	1,471,404	144,666,545	98.32	152,364,129	103.55
2018	—	—	—	—	—	246,959	29,642,070	120.03	30,985,290	125.47
2019	3,877	360,892	93.09	438,396	113.08	1,011,603	84,209,616	83.24	89,875,445	88.84
2020	4,928	234,636	47.61	549,771	111.56	1,347,341	102,400,684	76.00	111,854,876	83.02
2021	2,056	238,267	115.89	308,064	149.84	497,720	49,656,812	99.77	63,143,279	126.87
Thereafter	109,095	14,947,924	137.02	19,324,010	177.13	2,072,151	165,828,126	80.03	193,031,282	93.16

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 143,978 square feet of leased premises in properties under development.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	60,847	3,956,025	65.02	3,956,025	65.02	—	—	—	—	—
Q3 2012	216,529	21,686,855	100.16	21,686,855	100.16	—	—	—	—	—
Q4 2012	25,426	2,231,576	87.77	2,231,576	87.77	—	—	—	—	—

Total 2012	302,802	$27,874,455	$92.06	$27,874,455	$92.06	—	$—	$—	$—	$—

Q1 2013	3,950	$317,673	$80.42	$317,673	$80.42	—	$—	$—	$—	$—
Q2 2013	12,202	1,100,943	90.23	1,103,466	90.43	—	—	—	—	—
Q3 2013	17,809	1,487,936	83.55	1,487,936	83.55	—	—	—	—	—
Q4 2013	16,699	1,360,208	81.45	1,360,208	81.45	—	—	—	—	—

Total 2013	50,660	$4,266,760	$84.22	$4,269,283	$84.27	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	243	51,251	210.91	51,251	210.91	61,090	4,007,275	65.60	4,007,275	65.60
Q3 2012	350	25,096	71.70	25,096	71.70	216,879	21,711,951	100.11	21,711,951	100.11
Q4 2012	719	51,275	71.31	52,063	72.41	26,145	2,282,851	87.32	2,283,639	87.35

Total 2012	1,312	$127,622	$97.27	$128,410	$97.87	304,114	$28,002,077	$92.08	$28,002,865	$92.08

Q1 2013	—	$—	$—	$—	$—	3,950	$317,673	$80.42	$317,673	$80.42
Q2 2013	—	—	—	—	—	12,202	1,100,943	90.23	1,103,466	90.43
Q3 2013	—	—	—	—	—	17,809	1,487,936	83.55	1,487,936	83.55
Q4 2013	1,682	182,508	108.51	187,195	111.29	18,381	1,542,716	83.93	1,547,403	84.18

Total 2013	1,682	$182,508	$108.51	$187,195	$111.29	52,342	$4,449,268	$85.00	$4,456,478	$85.14

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	26,283	$738,517	$28.10	$1,015,292	$38.63	—	$—	$—	$—	$—
2013	232,854	7,767,893	33.36	7,806,807	33.53	—	—	—	—	—
2014	676,176	22,814,391	33.74	23,133,482	34.21	—	—	—	—	—
2015	206,561	6,702,920	32.45	6,943,980	33.62	—	—	—	—	—
2016	79,160	2,647,703	33.45	2,721,646	34.38	—	—	—	—	—
2017	168,347	5,799,808	34.45	6,067,656	36.04	—	—	—	—	—
2018	18,927	578,819	30.58	635,600	33.58	—	—	—	—	—
2019	195,526	5,867,904	30.01	6,736,574	34.45	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	168,957	6,029,926	35.69	6,730,232	39.83	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—	26,283	$738,517	$28.10	$1,015,292	$38.63
2013	—	—	—	—	—	232,854	7,767,893	33.36	7,806,807	33.53
2014	—	—	—	—	—	676,176	22,814,391	33.74	23,133,482	34.21
2015	—	—	—	—	—	206,561	6,702,920	32.45	6,943,980	33.62
2016	—	—	—	—	—	79,160	2,647,703	33.45	2,721,646	34.38
2017	—	—	—	—	—	168,347	5,799,808	34.45	6,067,656	36.04
2018	—	—	—	—	—	18,927	578,819	30.58	635,600	33.58
2019	—	—	—	—	—	195,526	5,867,904	30.01	6,736,574	34.45
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,782,783	30.67	1,970,548	33.90
Thereafter	—	—	—	—	—	168,957	6,029,926	35.69	6,730,232	39.83

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	13,158	266,422	20.25	543,196	41.28	—	—	—	—	—
Q3 2012	10,870	443,490	40.80	443,490	40.80	—	—	—	—	—
Q4 2012	2,255	28,605	12.69	28,605	12.69	—	—	—	—	—

Total 2012	26,283	$738,517	$28.10	$1,015,292	$38.63	—	$—	$—	$—	$—

Q1 2013	69,530	$2,628,445	$37.80	$2,628,445	$37.80	—	$—	$—	$—	$—
Q2 2013	47,657	1,418,947	29.77	1,432,009	30.05	—	—	—	—	—
Q3 2013	8,244	257,079	31.18	263,766	31.99	—	—	—	—	—
Q4 2013	107,423	3,463,422	32.24	3,482,587	32.42	—	—	—	—	—

Total 2013	232,854	$7,767,893	$33.36	$7,806,807	$33.53	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	13,158	266,422	20.25	543,196	41.28
Q3 2012	—	—	—	—	—	10,870	443,490	40.80	443,490	40.80
Q4 2012	—	—	—	—	—	2,255	28,605	12.69	28,605	12.69

Total 2012	—	$—	$—	$—	$—	26,283	$738,517	$28.10	$1,015,292	$38.63

Q1 2013	—	$—	$—	$—	$—	69,530	$2,628,445	$37.80	$2,628,445	$37.80
Q2 2013	—	—	—	—	—	47,657	1,418,947	29.77	1,432,009	30.05
Q3 2013	—	—	—	—	—	8,244	257,079	31.18	263,766	31.99
Q4 2013	—	—	—	—	—	107,423	3,463,422	32.24	3,482,587	32.42

Total 2013	—	$—	$—	$—	$—	232,854	$7,767,893	$33.36	$7,806,807	$33.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	136,798	$6,426,772	$46.98	$6,139,940	$44.88	8,900	$150,624	$16.92	$150,624	$16.92
2013	518,501	14,618,048	28.19	14,846,195	28.63	4,920	93,252	18.95	95,352	19.38
2014	508,700	21,271,309	41.82	21,957,088	43.16	7,400	111,000	15.00	119,880	16.20
2015	531,115	21,176,572	39.87	22,448,686	42.27	8,400	147,230	17.53	156,379	18.62
2016	1,090,483	46,655,376	42.78	47,634,416	43.68	—	—	—	—	—
2017	485,641	18,863,872	38.84	20,670,349	42.56	—	—	—	—	—
2018	82,856	5,428,722	65.52	5,494,307	66.31	—	—	—	—	—
2019	92,776	4,126,729	44.48	4,534,070	48.87	—	—	—	—	—
2020	469,990	27,187,819	57.85	29,099,131	61.91	—	—	—	—	—
2021	135,592	5,797,102	42.75	7,003,506	51.65	—	—	—	—	—
Thereafter	142,831	6,835,445	47.86	7,629,791	53.42	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	57,966	$1,881,366	$32.46	$1,759,601	$30.36	203,664	$8,458,761	$41.53	$8,050,164	$39.53
2013	40,358	2,257,433	55.94	2,300,693	57.01	563,779	16,968,734	30.10	17,242,240	30.58
2014	14,066	810,063	57.59	822,115	58.45	530,166	22,192,373	41.86	22,899,083	43.19
2015	34,639	1,936,515	55.91	1,996,904	57.65	574,154	23,260,317	40.51	24,601,969	42.85
2016	31,596	1,539,871	48.74	1,582,674	50.09	1,122,079	48,195,247	42.95	49,217,089	43.86
2017	14,960	855,405	57.18	947,414	63.33	500,601	19,719,277	39.39	21,617,763	43.18
2018	16,919	846,748	50.05	902,390	53.34	99,775	6,275,471	62.90	6,396,697	64.11
2019	5,642	303,353	53.77	346,965	61.50	98,418	4,430,082	45.01	4,881,034	49.59
2020	13,451	467,743	34.77	509,112	37.85	483,441	27,655,562	57.21	29,608,243	61.24
2021	15,458	903,576	58.45	984,740	63.70	151,050	6,700,678	44.36	7,988,247	52.88
Thereafter	4,786	278,754	58.24	302,684	63.24	147,617	7,114,199	48.19	7,932,475	53.74

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	5,644	$434,183	$76.93	$434,183	$76.93	—	$—	$—	$—	$—
Q2 2012	22,869	1,038,414	45.41	1,000,242	43.74	3,400	62,112	18.27	62,112	18.27
Q3 2012	69,448	3,077,136	44.31	2,675,904	38.53	5,500	88,512	16.09	88,512	16.09
Q4 2012	38,837	1,877,039	48.33	2,029,611	52.26	—	—	—	—	—

Total 2012	136,798	$6,426,772	$46.98	$6,139,940	$44.88	8,900	$150,624.00	$16.92	$150,624.00	$16.92

Q1 2013	55,540	$2,450,218	$44.12	$2,457,906	$44.25	—	$—	$—	$—	$—
Q2 2013	19,689	656,828	33.36	685,106	34.80	—	—	—	—	—
Q3 2013	44,640	2,155,065	48.28	2,169,125	48.59	4,920	93,252	18.95	95,352	19.38
Q4 2013	398,632	9,355,938	23.47	9,534,058	23.92	—	—	—	—	—

Total 2013	518,501	$14,618,048	$28.19	$14,846,195	$28.63	4,920	$93,252.00	$18.95	$95,352.00	$19.38

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—	5,644	$434,183	$76.93	$434,183	$76.93	(4)
Q2 2012	4,228	225,990	53.45	225,990	53.45	30,497	1,326,516	43.50	1,288,344	42.24
Q3 2012	9,969	800,178	80.27	800,178	80.27	84,917	3,965,826	46.70	3,564,594	41.98
Q4 2012	43,769	855,198	19.54	733,433	16.76	82,606	2,732,236	33.08	2,763,043	33.45

Total 2012	57,966	$1,881,366	$32.46	$1,759,601	$30.36	203,664	$8,458,761	$41.53	$8,050,164	$39.53

Q1 2013	15,543	$837,056	$53.85	$850,968	$54.75	71,083	$3,287,274	$46.25	$3,308,874	46.55
Q2 2013	740	76,371	103.20	77,465	104.68	20,429	733,199	35.89	762,571	37.33
Q3 2013	12,345	695,023	56.30	695,023	56.30	61,905	2,943,339	47.55	2,959,500	47.81
Q4 2013	11,730	648,983	55.33	677,237	57.74	410,362	10,004,921	24.38	10,211,295	24.88

Total 2013	40,358	$2,257,433	$55.94	$2,300,693	$57.01	563,779	$16,968,734	$30.10	$17,242,240	$30.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2012.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	496,979	$22,381,977	$45.04	$22,381,977	$45.04	(4)	175,445	$3,063,672	$17.46	$3,090,459	$17.61
2013	251,397	20,496,279	81.53	20,751,823	82.55	(4)	7,479	152,025	20.33	152,025	20.33
2014	1,050,537	43,330,633	41.25	50,347,565	47.93		228,020	4,333,880	19.01	4,457,013	19.55
2015	594,116	28,178,019	47.43	30,049,794	50.58		166,224	4,017,122	24.17	4,074,657	24.51
2016	518,040	21,028,044	40.59	23,237,668	44.86		33,400	719,574	21.54	791,886	23.71
2017	914,046	50,540,853	55.29	52,513,420	57.45		—	—	—	—	—
2018	337,265	16,935,288	50.21	19,492,417	57.80		—	—	—	—	—
2019	845,384	40,948,309	48.44	45,445,574	53.76		—	—	—	—	—
2020	1,076,949	47,942,720	44.52	54,586,934	50.69		79,971	1,277,245	15.97	1,277,245	15.97
2021	939,963	47,447,485	50.48	58,230,003	61.95		57,321	917,136	16.00	917,136	16.00
Thereafter	1,313,562	72,640,745	55.30	92,857,847	70.69		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	4,465	$312,694	$70.03	$312,694	$70.03		676,889	$25,758,343	$38.05	$25,785,130	$38.09
2013	8,199	419,991	51.22	429,482	52.38		267,075	21,068,295	78.89	21,333,331	79.88
2014	12,053	666,619	55.31	690,233	57.27		1,290,610	48,331,132	37.45	55,494,811	43.00
2015	28,947	1,483,283	51.24	1,544,358	53.35		789,287	33,678,424	42.67	35,668,809	45.19
2016	26,276	1,328,906	50.57	1,375,712	52.36		577,716	23,076,524	39.94	25,405,266	43.98
2017	24,997	1,149,567	45.99	1,209,669	48.39		939,043	51,690,420	55.05	53,723,089	57.21
2018	44,148	2,442,620	55.33	2,706,339	61.30		381,413	19,377,908	50.81	22,198,756	58.20
2019	29,933	1,333,408	44.55	1,468,235	49.05		875,317	42,281,717	48.30	46,913,809	53.60
2020	17,495	884,283	50.54	992,284	56.72		1,174,415	50,104,249	42.66	56,856,464	48.41
2021	60,602	3,259,391	53.78	4,082,893	67.37		1,057,886	51,624,012	48.80	63,230,032	59.77
Thereafter	170,850	6,786,349	39.72	9,171,543	53.68		1,484,412	79,427,094	53.51	102,029,389	68.73

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 114,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $35.30 per square foot and $35.34 per square foot, respectively, for 2012 and $42.21 per square foot and $43.28 per square foot, respectively, for 2013.

Boston Properties, Inc.

First Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	58,177	$2,478,528	$42.60	$2,478,528	$42.60	—	$—	$—	$—	$—
Q2 2012	251,963	10,591,443	42.04	10,591,443	42.04	39,796	285,258	7.17	285,258	7.17
Q3 2012	84,343	4,031,847	47.80	4,031,847	47.80	52,050	1,002,843	19.27	1,002,843	19.27
Q4 2012	102,496	5,280,159	51.52	5,280,159	51.52	83,599	1,775,571	21.24	1,802,358	21.56

Total 2012	496,979	$22,381,977	$45.04	$22,381,977	$45.04	175,445	$3,063,672	$17.46	$3,090,459	$17.61

Q1 2013	87,651	$3,597,986	$41.05	$3,696,440	$42.17	7,479	$152,025	$20.33	$152,025	$20.33
Q2 2013	119,037	12,440,334	104.51	12,544,846	105.39	—	—	—	—	—
Q3 2013	14,879	686,694	46.15	706,312	47.47	—	—	—	—	—
Q4 2013	29,830	3,771,265	126.43	3,804,225	127.53	—	—	—	—	—

Total 2013	251,397	$20,496,279	$81.53	$20,751,823	$82.55	7,479	$152,025	$20.33	$152,025	$20.33

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—	58,177	$2,478,528	$42.60	$2,478,528	$42.60	(4)
Q2 2012	—	—	—	—	—	291,759	10,876,701	37.28	10,876,701	37.28
Q3 2012	—	—	—	—	—	136,393	5,034,690	36.91	5,034,690	36.91
Q4 2012	4,465	312,694	70.03	312,694	70.03	190,560	7,368,423	38.67	7,395,210	38.81

Total 2012	4,465	$312,694	$70.03	$312,694	$70.03	676,889	$25,758,343	$38.05	$25,785,130	$38.09

Q1 2013	—	$—	$—	$—	$—	95,130	$3,750,011	$39.42	$3,848,465	$40.45
Q2 2013	8,199	419,991	51.22	429,482	52.38	127,236	12,860,325	101.07	12,974,328	101.97
Q3 2013	—	—	—	—	—	14,879	686,694	46.15	706,312	47.47
Q4 2013	—	—	—	—	—	29,830	3,771,265	126.43	3,804,225	127.53

Total 2013	8,199	$419,991	$51.22	$429,482	$52.38	267,075	$21,068,295	$78.89	$21,333,331	$79.88

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2012.

Boston Properties, Inc.

First Quarter 2012

CBD PROPERTIES

Lease Expirations (1) (2) (3) (4)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	108,175	$6,829,516	$63.13	$6,938,716	$64.14	(5)	175,349	$7,589,038	$43.28	$7,173,913	$40.91
2013	384,335	23,177,732	60.31	23,222,235	60.42		233,183	11,370,233	48.76	11,494,935	49.30
2014	1,030,812	43,768,592	42.46	43,956,033	42.64		296,978	13,683,259	46.07	14,041,161	47.28
2015	911,621	51,128,812	56.09	51,903,895	56.94		302,736	14,091,291	46.55	14,672,362	48.47
2016	554,067	36,469,836	65.82	36,973,133	66.73	(6)	974,692	44,313,723	45.46	44,921,637	46.09
2017	227,137	13,370,731	58.87	15,114,364	66.54		249,062	11,938,569	47.93	12,439,704	49.95
2018	317,593	15,823,548	49.82	16,539,691	52.08		99,775	6,275,471	62.90	6,396,697	64.11
2019	636,431	30,543,140	47.99	32,560,632	51.16		98,418	4,430,082	45.01	4,881,034	49.59
2020	295,729	13,285,000	44.92	16,334,262	55.23		469,281	27,023,456	57.58	28,864,082	61.51
2021	389,405	17,662,122	45.36	20,375,278	52.32		151,050	6,700,678	44.36	7,988,247	52.88
Thereafter	3,251,831	168,479,325	51.81	200,814,514	61.75		147,617	7,114,199	48.19	7,932,475	53.74

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	304,114	$28,002,077	$92.08	$28,002,865	$92.08		148,047	$6,570,081	$44.38	$6,570,081	$44.38
2013	52,342	4,449,268	85.00	4,456,478	85.14		63,290	3,307,854	52.27	3,383,585	53.46
2014	187,745	20,279,196	108.01	22,731,380	121.08		626,277	26,073,291	41.63	32,363,676	51.68
2015	251,703	36,067,155	143.29	40,040,545	159.08		313,330	18,203,916	58.10	19,213,736	61.32
2016	798,666	81,559,463	102.12	83,152,936	104.11		63,655	3,188,231	50.09	3,462,095	54.39
2017	1,471,404	144,666,545	98.32	152,364,129	103.55		790,866	45,265,449	57.24	46,814,944	59.19
2018	246,959	29,642,070	120.03	30,985,290	125.47		93,634	6,028,636	64.39	6,688,469	71.43
2019	1,011,603	84,209,616	83.24	89,875,445	88.84		418,909	23,695,247	56.56	27,280,018	65.12
2020	1,347,341	102,400,684	76.00	111,854,876	83.02		429,090	21,346,567	49.75	24,921,139	58.08
2021	497,720	49,656,812	99.77	63,143,279	126.87		548,871	30,558,174	55.67	37,813,859	68.89
Thereafter	2,072,151	165,828,126	80.03	193,031,282	93.16		789,353	51,697,146	65.49	67,134,667	85.05

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 143,978 square feet of leased premised in properties under development.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $56.32 per square foot and $56.32 per square foot, respectively, in 2012.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $50.80 per square foot and $52.36 per square foot, respectively, in 2016.

Boston Properties, Inc.

First Quarter 2012

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	400,938	$13,149,647	$32.80	$13,198,796	$32.92	28,315	$869,724	$30.72	$876,252	$30.95
2013	353,184	11,345,244	32.12	11,491,998	32.54	330,596	5,598,501	16.93	5,747,305	17.38
2014	263,918	8,321,452	31.53	8,515,547	32.27	233,188	8,509,114	36.49	8,857,922	37.99
2015	590,056	17,996,400	30.50	19,323,849	32.75	271,418	9,169,026	33.78	9,929,607	36.58
2016	575,936	19,215,953	33.36	20,327,283	35.29	147,387	3,881,524	26.34	4,295,453	29.14
2017	433,433	13,025,900	30.05	13,931,816	32.14	251,539	7,780,708	30.93	9,178,059	36.49
2018	85,816	2,489,996	29.02	2,978,508	34.71	—	—	—	—	—
2019	294,799	11,935,377	40.49	13,021,963	44.17	—	—	—	—	—
2020	183,486	3,971,623	21.65	3,971,623	21.65	14,160	632,106	44.64	744,161	52.55
2021	324,288	7,311,484	22.55	7,528,046	23.21	—	—	—	—	—
Thereafter	884,937	31,338,111	35.41	35,168,604	39.74	—	—	—	—	—

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—	528,842	$19,188,262	$36.28	$19,215,049	$36.33	(4)
2013	—	—	—	—	—	203,785	17,760,441	87.15	17,949,746	88.08	(4)
2014	—	—	—	—	—	664,333	22,257,841	33.50	23,131,135	34.82
2015	—	—	—	—	—	475,957	15,474,508	32.51	16,455,073	34.57
2016	—	—	—	—	—	514,061	19,888,293	38.69	21,943,171	42.69
2017	—	—	—	—	—	148,177	6,424,971	43.36	6,908,145	46.62
2018	—	—	—	—	—	287,779	13,349,271	46.39	15,510,287	53.90
2019	—	—	—	—	—	456,408	18,586,470	40.72	19,633,791	43.02
2020	—	—	—	—	—	745,325	28,757,682	38.58	31,935,325	42.85
2021	—	—	—	—	—	509,015	21,065,838	41.39	25,416,173	49.93
Thereafter	—	—	—	—	—	695,059	27,729,948	39.90	34,894,722	50.20

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	26,283	$738,517	$28.10	$1,015,292	$38.63	—	$—	$—	$—	$—
2013	232,854	7,767,893	33.36	7,806,807	33.53	—	—	—	—	—
2014	676,176	22,814,391	33.74	23,133,482	34.21	—	—	—	—	—
2015	206,561	6,702,920	32.45	6,943,980	33.62	—	—	—	—	—
2016	79,160	2,647,703	33.45	2,721,646	34.38	—	—	—	—	—
2017	168,347	5,799,808	34.45	6,067,656	36.04	—	—	—	—	—
2018	18,927	578,819	30.58	635,600	33.58	—	—	—	—	—
2019	195,526	5,867,904	30.01	6,736,574	34.45	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	168,957	6,029,926	35.69	6,730,232	39.83	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 114,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $32.68 per square foot and $32.73 per square foot, respectively, for 2012 and $35.45 per square foot and $37.20 per square foot, respectively, for 2013.

Boston Properties, Inc.

First Quarter 2012

HOTEL PERFORMANCE

Cambridge Center Marriott

	First Quarter 2012	First Quarter 2011	Percent Change
Occupancy	75.3%	69.2%	8.8%
Average Daily Rate	$182.66	$174.05	4.9%
Revenue per available room	$137.58	$120.43	14.2%

RESIDENTIAL PERFORMANCE

Residences on The Avenue located at 2221 I Street, NW, Washington, DC

	First Quarter 2012	First Quarter 2011	Percent Change
Average Rental Rate (1)	$3,201	N/A	N/A
Average Rental Rate Per Occupied Square Foot (1)	$3.92	N/A	N/A
Physical Occupancy (1) (2)	87.2%	N/A	N/A
Economic Occupancy (2)	76.2%	N/A	N/A
Net Operating Income (in thousands) (3)	$1,273	N/A	N/A

The Lofts at Atlantic Wharf Boston, MA

	First Quarter 2012	First Quarter 2011	Percent Change
Average Rental Rate (4)	$3,664	N/A	N/A
Average Rental Rate Per Occupied Square Foot (4)	$4.14	N/A	N/A
Physical Occupancy (4) (2)	93.0%	N/A	N/A
Economic Occupancy (2)	87.2%	N/A	N/A
Net Operating Income (in thousands) (5)	$493	N/A	N/A

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 49,528 square feet of retail space, which had revenue of approximately $863,000 for the quarter ended March 31, 2012.
(4)	Excludes 8,994 square feet of retail space which is 61% occupied.
(5)	Includes 8,994 square feet of retail space, which had revenue of approximately $37,000 for the quarter ended March 31, 2012.

Boston Properties, Inc.

First Quarter 2012

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11
Boston	96.4%	94.6%	86.5%	84.6%	92.4%	90.6%
New York	97.7%	98.4%	n/a	n/a	97.7%	98.4%
Princeton	n/a	n/a	75.5%	79.9%	75.5%	79.9%
San Francisco	92.2%	92.4%	74.1%	78.2%	86.8%	88.1%
Washington, DC	97.6%	97.9%	96.5%	95.1%	96.9%	96.3%

Total Portfolio	96.4%	96.3%	87.1%	87.2%	92.9%	92.8%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11	31-Mar-12	31-Mar-11
Total Office Portfolio	96.4%	96.2%	86.8%	87.4%	92.9%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	90.9%	85.5%	92.6%	88.3%

Total Portfolio	96.4%	96.3%	87.1%	87.2%	92.9%	92.8%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

First Quarter 2012

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	115	18	1	134
Square feet	34,532,047	1,526,739	332,455	36,391,241
Percent of properties in-service	90.4%	98.1%	100.0%	90.8%
Occupancy @ 03/31/2011	93.0%	88.3%	—	92.8%
Occupancy @ 03/31/2012	92.9%	92.6%	—	92.9%
Percent change from 1st quarter 2012 over 1st quarter 2011 (2):
Rental revenue	1.5%	5.7%	14.6%
Operating expenses and real estate taxes	5.3%	0.6%	6.3%
Consolidated Net Operating Income (3) - excluding hotel				(0.2	%) (2)
Consolidated Net Operating Income (3) - Hotel				243.1	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				1.3	%(2)
Portfolio Net Operating Income (3)				0.2%
Rental revenue - cash basis	1.4%	6.3%	14.1%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	0.7%	9.0%		1.0	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				229.0	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				8.3	%(2)
Portfolio Net Operating Income (3) - cash basis (5)				2.1%

Same Property Lease Analysis - quarter ended March 31, 2012

	Office	Office/Technical	Total
Vacant space available @ 1/1/2012 (sf)	2,691,910	112,247	2,804,157
Square footage of leases expiring or terminated 1/1/2012-3/31/2012	721,462	31,060	752,522

Total space for lease (sf)	3,413,372	143,307	3,556,679

New tenants (sf)	663,841	—	663,841
Renewals (sf)	287,346	31,060	318,406

Total space leased (sf)	951,187	31,060	982,247

Space available @ 3/31/2012 (sf)	2,462,185	112,247	2,574,432

Net (increase)/decrease in available space (sf)	229,725	—	229,725
2nd generation Average lease term (months)	113	12	110
2nd generation Average free rent (days)	200	—	194
2nd generation TI/Comm PSF	$53.78	$0.55	$52.08
Increase (decrease) in 2nd generation gross rents (6)	18.29%	3.27%	18.08%
Increase (decrease) in 2nd generation net rents (6)	25.47%	4.05%	25.12%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 852,546 square feet.

Boston Properties, Inc.

First Quarter 2012

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	March 31, 2012	March 31, 2011
	(in thousands)
Net income attributable to Boston Properties, Inc.	$64,632	$40,813
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	1,942	(61)
Noncontrolling interest - common units of the Operating Partnership	6,089	6,090
Noncontrolling interest - redeemable preferred units of the Operating Partnership	801	823
Noncontrolling interests in property partnerships	546	529

Net income	74,010	48,194

Add:
Loss from discontinued operations	156	497
Interest expense	103,237	98,525
Depreciation and amortization	109,673	109,237
Transaction costs	2,104	72
General and administrative expense	27,619	24,643
Subtract:
Gains from early extinguishments of debt	(767)	—
Gains from investments in securities	(801)	(373)
Gain on forgiveness of debt from discontinued operations	(17,807)	—
Income from unconsolidated joint ventures	(11,721)	(7,976)
Interest and other income	(1,646)	(974)
Development and management services income	(8,149)	(7,428)

Consolidated Net Operating Income	275,908	264,417
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	55,883	58,164

Combined Net Operating Income	331,791	322,581
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,388)	(1,238)

Portfolio Net Operating Income	$330,403	$321,343

Same Property Net Operating Income	306,390	305,799
Net operating income from non Same Properties (2)	20,626	13,541
Termination income	3,387	2,003

Portfolio Net Operating Income	$330,403	$321,343

Same Property Net Operating Income	306,390	305,799
Less straight-line rent and fair value lease revenue	(33,117)	(34,845)
Add straight-line ground rent expense	3,274	—

Same Property Net Operating Income - cash basis	$276,547	$270,954

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2012

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-12	31-Mar-11	Change	Change	31-Mar-12	31-Mar-11	Change	Change
Rental Revenue	$380,256	$376,267			$12,258	$11,550
Less Termination Income	397	1,992			49	—

Rental revenue - subtotal	379,859	374,275	$5,584	1.5%	12,209	11,550	$659	5.7%
Operating expenses and real estate taxes	136,934	130,085	6,849	5.3%	3,625	3,602	23	0.6%

Net Operating Income (1)	$242,925	$244,190	$(1,265)	(0.5%)	$8,584	$7,948	$636	8.0%

Rental revenue - subtotal	$379,859	$374,275			$12,209	$11,550
Less straight line rent and fair value lease revenue	15,837	15,403	434	2.8%	129	188	(59)	(31.4%)

Rental revenue - cash basis	364,022	358,872	5,150	1.4%	12,080	11,362	718	6.3%
Less:
Operating expenses and real estate taxes	136,934	130,085	6,849	5.3%	3,625	3,602	23	0.6%
Add:
Straight line ground rent expense (2)	3,274	—	3,274	100.0%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$230,362	$228,787	$1,575	0.7%	$8,455	$7,760	$695	9.0%

	Sub-Total				Hotel
	For the three months ended $			%	For the three months ended		$	%
	31-Mar-12	31-Mar-11	Change	Change	31-Mar-12	31-Mar-11	Change	Change
Rental Revenue	$392,514	$387,817			$6,816	$5,948
Less Termination Income	446	1,992			—	—

Rental revenue - subtotal	392,068	385,825	$6,243	1.6%	6,816	5,948	$868	14.6%
Operating expenses and real estate taxes	140,559	133,687	6,872	5.1%	6,099	5,739	360	6.3%

Net Operating Income (1)	$251,509	$252,138	$(629)	(0.2%)	$717	$209	$508	243.1%

Rental revenue - subtotal	$392,068	$385,825			$6,816	$5,948
Less straight line rent and fair value lease revenue	15,966	15,591	375	2.4%	26	(1)	27	2700.0%

Rental revenue - cash basis	376,102	370,234	5,868	1.6%	6,790	5,949	841	14.1%
Less:
Operating expenses and real estate taxes	140,559	133,687	6,872	5.1%	6,099	5,739	360	6.3%

Add:
Straight line ground rent expense (2)	3,274	—	3,274	100.0%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$238,817	$236,547	$2,270	1.0%	$691	$210	$481	229.0%

	Unconsolidated Joint Ventures (4)				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-12	31-Mar-11	Change	Change	31-Mar-12	31-Mar-11	Change	Change
Rental Revenue	$74,975	$73,589			$474,305	$467,354
Less Termination Income	331	11			777	2,003

Rental revenue - subtotal	74,644	73,578	$1,066	1.4%	473,528	465,351	$8,177	1.8%
Operating expenses and real estate taxes	20,480	20,126	354	1.8%	167,138	159,552	7,586	4.8%

Net Operating Income (1)	$54,164	$53,452	$712	1.3%	$306,390	$305,799	$591	0.2%

Rental revenue - subtotal	$74,644	$73,578			$473,528	$465,351
Less straight line rent and fair value lease revenue	17,125	19,255	(2,130)	(11.1%)	33,117	34,845	(1,728)	(5.0%)

Rental revenue - cash basis	57,519	54,323	3,196	5.9%	440,411	430,506	9,905	2.3%
Less:
Operating expenses and real estate taxes	20,480	20,126	354	1.8%	167,138	159,552	7,586	4.8%

Add:
Straight line ground rent expense (2)	—	—	—	0.0%	3,274	—	3,274	100.0%

Net Operating Income (3) - cash basis	$37,039	$34,197	$2,842	8.3%	$276,547	$270,954	$5,593	2.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2012

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2012

	Office	Office/Technical	Total
Vacant space available @ 1/1/2012 (sf)	3,258,905	112,247	3,371,152
Property dispositions/ assets taken out of service (sf)	(347,665)	—	(347,665)
Property acquisitions (sf)	—	—	—
Assets placed in-service (sf)	7,693	—	7,693
Leases expiring or terminated 1/1/2012-3/31/2012 (sf)	1,175,306	31,060	1,206,366

Total space for lease (sf)	4,094,239	143,307	4,237,546

New tenants (sf)	765,890	—	765,890
Renewals (sf)	293,332	31,060	324,392

Total space leased (sf)	1,059,222	31,060	1,090,282 (1)

Space available @ 3/31/2012 (sf)	3,035,017	112,247	3,147,264

Net (increase)/decrease in available space (sf)	223,888	—	223,888
2nd generation Average lease term (months)	111	12	108
2nd generation Average free rent (days)	196	—	190
2nd generation TI/Comm PSF	$52.66	$0.55	$51.03
Increase (decrease) in 2nd generation gross rents (2)	18.06%	3.27%	17.86%
Increase (decrease) in 2nd generation net rents (3)	25.20%	4.05%	24.86%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	84,389	479,481	-16.03%	-23.33%	563,870	312,722
New York	2,866	114,091	117.51%	168.57%	116,957	163,254
Princeton	—	102,357	1.74%	0.48%	102,357	3,043
San Francisco	—	146,759	-16.02%	-24.20%	146,759	109,314
Washington, DC	9,920	150,419	9.26%	10.90%	160,339	163,695

	97,175	993,107	17.86%	24.86%	1,090,282	752,028

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 872,909.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 872,909.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 139,266.

Boston Properties, Inc.

First Quarter 2012

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2012	2011		2010		2009
Recurring capital expenditures	$1,796	$29,334		$13,988		$27,813
Planned non-recurring capital expenditures associated with acquisition properties	6,245	4,358		395		865
Hotel improvements, equipment upgrades and replacements	187	4,010	(1)	2,262	(2)	1,515

	$8,228	$37,702		$16,645		$30,193

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2012	2011	2010	2009
Office
Square feet	962,047	4,116,436	4,765,440	3,545,251

Tenant improvements and lease commissions PSF	$52.66	$30.32	$35.77	$32.59

Office/Technical
Square feet	31,060	184,849	149,617	115,848

Tenant improvements and lease commissions PSF	$0.55	$23.97	$2.14	$0.13

Average tenant improvements and lease commissions PSF	$51.03	$30.05	$34.74	$31.56

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2012

ACQUISITIONS/DISPOSITIONS

as of March 31, 2012

ACQUISITIONS

For the period from January 1, 2012 through March 31, 2012

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
453 Ravendale Drive	March 1, 2012	29,620	$6,650,000	$—	$6,650,000	100%
100 Federal Street	March 13, 2012	1,264,421	615,600,000	—	615,600,000	94%

Total Acquisitions		1,294,041	$622,250,000	$—	$622,250,000	94%

DISPOSITIONS

For the period from January 1, 2012 through March 31, 2012

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
Montvale Center	January 31, 2012	123,392	$25,000,000	$17,807,000	(1)

Total Dispositions		123,392	$25,000,000	$17,807,000

(1)	On January 31, 2012, the servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property. The Company was not current on making debt service payments and was accruing interest at the default interest rate of 9.93% per annum. The loan was originally scheduled to mature on June 6, 2012. As a result of the foreclosure, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate and working capital to the servicer. The transaction resulted in a gain on forgiveness of debt of approximately $17.8 million. The operating results of the property through the date of foreclosure have been classified as discontinued operations on a historical basis for all periods presented.

Boston Properties, Inc.

First Quarter 2012

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2012

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 3/31/2012 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
510 Madison Avenue	Q2 2011	Q3 2013	New York, NY	1	347,000	$363,792,136	$375,000,000	$—	$—	$11,207,864	51%	55%
12310 Sunrise Valley (Patriots Park) (5)	Q2 2012	Q2 2012	Reston, VA	1	267,531	62,137,613	67,000,000	—	—	4,862,387	100%	0%
Annapolis Junction Lot 6 (50% ownership)	Q3 2012	Q3 2013	Annapolis, MD	1	120,000	9,636,675	14,000,000	9,500,000	4,856,356	—	49%	0%
500 North Capitol (30% ownership)	Q4 2012	Q4 2013	Washington, DC	1	232,000	21,249,737	36,540,000	32,100,000	14,827,823	—	74%	0%
12300 Sunrise Valley (Patriots Park) (6)	Q2 2013	Q2 2013	Reston, VA	1	255,951	23,241,327	64,000,000	—	—	40,758,673	100%	0%
17 Cambridge Center	Q3 2013	Q3 2013	Cambridge, MA	1	195,191	27,594,021	86,300,000	—	—	58,705,979	100%	0%
250 West 55th Street (7)	Q2 2014	Q4 2015	New York, NY	1	989,000	582,132,608	1,050,000,000	—	—	467,867,392	19%	0%

Total Office Properties under Construction				7	2,406,673	$1,089,784,116	$1,692,840,000	$41,600,000	$19,684,179	$583,402,295	54%	18%

Residential
Reston Town Center Residential	Q4 2013	Q4 2015	Reston, VA	1	420,000	$30,184,188	$137,250,000	$—	$—	$107,065,812	N/ A	N/ A

Total Residential Properties under Construction				1	420,000	$30,184,188	$137,250,000	$—	$—	$107,065,812	N/ A	N/ A

Total Properties under Construction				8	2,826,673	$1,119,968,305	$1,830,090,000	$41,600,000	$19,684,179	$690,468,107	54%	18%

PROJECTS PLACED IN-SERVICE DURING 2012
	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Drawn at 3/31/2012(2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Total Projects placed in Service

				—	—	$—	$—	$—	$—	$—	—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (8)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (9)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.81	N	S	386,000
North First Business Park	San Jose, CA	5	190,636	75.8%	14.72	N	S	683,000
601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		7	428,024	89.2%	$21.96			1,519,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company's share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of April 27, 2012 and excludes residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The Company commenced redevelopment of 12310 Sunrise Drive on July 5, 2011 and expects to have it available for occupancy during the second quarter of 2012. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(6)	The Company commenced redevelopment of 12300 Sunrise Drive on January 3, 2012 and expects to have it available for occupancy during the second quarter of 2013. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(7)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(8)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(9)	The incremental square footage increase in Estimated Future SF is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.

Boston Properties, Inc.

First Quarter 2012

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2012

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	239,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD

	367.4	9,454,862

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of March 31, 2012

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (4)	143.1	1,780,000
Cambridge, MA (5)	—	250,000

	143.1	2,030,000

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	The venture owns five lots with air rights and developable square footage remains to be determined.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(5)	Includes 50,000 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2012

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting non-cash termination income. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2012

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, interest expense and loss from discontinued operations, less interest and other income, development and management services income, income from unconsolidated joint ventures, gain on forgiveness of debt from discontinued operations, gains from investments in securities and gains from early extinguishment of debt. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

First Quarter 2012

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property's total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property's units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.